iShares®
iShares Trust
Supplement dated July 1, 2026
to the currently effective Summary Prospectus, Prospectus and
Statement of Additional Information (the “SAI”)
for the iShares iBonds 2030 Term High Yield and Income ETF (IBHJ) and iShares iBonds Dec 2033
Term Corporate ETF (IBDY) (each a “Fund”)
Change in each Fund’s “Summary of Principal Risks”
The section of each Fund’s Summary Prospectus and Prospectus entitled “Summary of Principal Risks” is amended to delete the paragraph entitled “Non‑Diversification Risk”.
Change in each Fund’s “Additional Information About the Funds’ Risks”
In the table starting on page 3 of the Prospectus, the column for each Fund is amended to remove the checkmark (✓) in the row for “Non‑Diversification Risk”.
Change in each Fund’s “Investment Strategies and Risks”
In the section of each Fund’s SAI entitled, “Investment Strategies and Risks,” the “Diversification Status” sub‑section starting on page 5 is amended to move each Fund from the “Non‑Diversified Funds” column to the “Diversified Funds” column.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑A‑DIVERSE‑0726

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